 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2019

DYNATRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-12697	87-0398434
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

7030 Park Centre Dr., Cottonwood Heights, Utah	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock no par value per share	DYNT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Dynatronics Corporation (the “Company” or “we”) held our Annual Meeting of Shareholders (“Annual Meeting”) on December 4, 2019. A total of 8,923,682 shares (approximately 75.5%) of the Company’s common stock (including shares of voting preferred stock on an as-converted basis) entitled to vote at the Annual Meeting were represented by proxy or in person at the Annual Meeting. Four matters of business were submitted and voted upon by the shareholders at the Annual Meeting, with the results of the voting reported as follows:

1. Shareholders voted to elect three directors to hold office until the next annual meeting of the Company’s shareholders or until their respective successors have been elected or appointed and qualified, as set forth below:

Name	For	Withheld
Brian D. Baker	6,879,323	147,623
Scott A. Klosterman	6,811,694	215,252
R. Scott Ward	6,809,271	217,675

2. Shareholders voted to ratify the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2020, as set forth below:

For	Against	Abstain
8,899,771	11,118	12,793

3.  Shareholders voted to approve, on a non-binding advisory basis, executive compensation, as set forth below:

For	Against	Abstain	Broker Non-Votes
6,521,010	486,383	19,553	1,896,736

4. Shareholders voted (approximately 65.5% of the votes cast), on a non-binding advisory basis, regarding the frequency of holding future advisory Say-on-Pay votes on executive compensation, to hold such votes every three years. The results of the vote at the Annual Meeting was as set forth below:

Years	For	Abstain
1 Year	2,399,531	—
2 Years	26,395	—
3 Years	4,595,361	—
Totals	7,021,287	5,659

The Company’s Board of Directors determined that the Company will hold future Say-on-Pay votes every three years until the occurrence of the next advisory vote on the frequency of Say-on-Pay votes. The next advisory vote regarding the frequency of Say-on-Pay votes is required to occur no later than the Company’s 2025 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNATRONICS CORPORATION

Date: December 9, 2019	By:	/s/ Brian D. Baker
Brian D. Baker
President and Chief Executive Officer